UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

Rapid7, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37496	35-2423994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Summer Street, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 247-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On November 16, 2017, Rapid7, Inc. (the “Company”) entered into a lease (the “Lease”) with Podium Developer LLC, an affiliate of Boston Properties, with respect to 147,061 square feet of office space in a building currently under construction at 120 Causeway Street, Boston, Massachusetts, adjacent to the TD Garden (home of the Boston Celtics and Boston Bruins). The Lease includes significant signage and branding rights.

The term of the Lease is one hundred twenty six months, and is expected to commence on June 1, 2019, with the option to extend the Lease for two periods of five years each. The Lease also provides the Company with an expansion option and a right of first offer with respect to additional suites in the building and if later constructed, an affiliated new multi-tenant office building.

The initial net rental rate payable under the Lease will be $49.00 per rentable square foot per annum, with $1.00 increase per rentable square foot per year, plus the pro rata share of certain real property taxes and operating expenses estimated to be approximately $16.50 per rentable square foot initially. The Company is required to post a letter of credit security deposit in the amount of $4,816,248 as a security deposit under the Lease, subject to reduction after the third lease year.

The foregoing is a summary description of the material terms of the Lease, does not purport to be complete and is qualified in its entirety by reference to the Lease, which is included as Exhibit 10.1 to this Current Report and incorporated herein by reference.

The Company’s press release announcing the Company’s entrance into the Lease is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Lease dated November 16, 2017 between Podium Developer LLC and the Company.

99.1	Press Release dated November 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid7, Inc.

Dated: November 16, 2017	By:	/s/ Jeff Kalowski
Jeff Kalowski
Chief Financial Officer